UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Act of 1934

Date of Report (Date of earliest event reported): January 25, 2006

LSI INDUSTRIES INC.
(Exact name of Registrant as specified in its Charter)

Ohio	0-13375	31-0888951
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10000 Alliance Road, Cincinnati, Ohio	45242
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(513) 793-3200

(Former name or former address, if changed since last report.)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry into a Material Definitive Agreement

        (a)   On January 25, 2006, the Compensation Committee of the Board of Directors of the Registrant adopted the 2006 Corporate Officer Incentive Compensation Plan. The Plan establishes criteria used in establishing discretionary bonus and award grants for corporate officers, including the Chief Executive Officer and the Registrant’s four other most highly compensated executive officers for its last completed fiscal year.

        The Plan specifies that bonuses will be evaluated based on Registrant’s operating income with the guideline bonus in the following amounts:

% of Plan Achievement	Guideline Bonus
100%	20%
110%	35%
120%	50%

        Bonuses awarded by the Compensation Committee of the Board of Directors under the Plan are completely discretionary and may include factors such as the employee’s attitude, performance, and contribution to the profitability and success of Registrant, as well as the overall profitability of Registrant. The Plan is filed with this report as Exhibit 10.1 and incorporated herein by reference. The foregoing description is a summary only and qualified in its entirety to the Plan.

        (b)    On January 25, 2006, the Compensation Committee of the Board of Directors amended the 2003 Equity Compensation Plan (Amended as of November 6, 2003) to revise the vesting schedule of options awarded to non-employee directors. Generally, the amendment provides that options granted to non-employee directors shall vest at the rate of 25% of the option shares in each ninety day period commencing with the grant of options and that the options granted to directors shall terminate upon expiration of their ten-year terms or other provisions of the Plan. The above description of the amendment to the 2003 Plan is qualified in its entirety to Exhibit 10.2 filed herewith and incorporated herein by reference.

Item 2.02   Results of Operations and Financial Condition.

        On January 26, 2006, the Registrant issued a press release announcing its financial results for the fiscal quarter ended December 31, 2005. A copy of the press release is furnished as Exhibit 99 to this report and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits

10.1	LSI Industries Inc. 2006 Corporate Officer Incentive Compensation Plan

10.2	LSI Industries Inc. 2003 Equity Compensation Plan (Amended and Restated Through January 25, 2006)

99	Press Release dated January 26, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

LSI INDUSTRIES INC. BY: /s/Ronald S. Stowell —————————————— Ronald S. Stowell Vice President, Chief Financial Officer and Treasurer (Principal Accounting Officer)

January 26, 2006